                                                                     Exhibit 4.1



COMMON STOCK                                                        COMMON STOCK

Number                                                                    Shares
                                     [LOGO]


                             STUDENT ADVANTAGE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 86386Q 10 5

THIS CERTIFIES THAT
                    ------------------------------------------------------------
is the owner of
               -----------------------------------------------------------------


            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

Student Advantage, Inc. transferrable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and the to provisions of the Certificate of Incorporation and By-laws of the Corporation, as from time to time amended or restated. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, Student Advantage, Inc. has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.


Dated:                                             COUNTERSIGNED AND REGISTERED:
      -----------------                            BANKBOSTON, N.A.
                                                   TRANSFER AGENT AND REGISTRAR


                                                   BY
                                                     ---------------------------
                                                     AUTHORIZED SIGNATURE



/s/ Christopher B. Andrews                             /s/ Raymond V. Sozzi, Jr.
VICE PRESIDENT, FINANCE AND                  CHAIRMAN OF THE BOARD OF DIRECTORS,
ADMINISTRATION, TREASURER AND              PRESIDENT AND CHIEF EXECUTIVE OFFICER
SECRETARY


                                   [CORPORATE
                                      SEAL]

                             STUDENT ADVANTAGE, INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO EACH STOCKHOLDER UPON REQUEST WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT -          Custodian
TEN ENT - as tenants by the entireties                          ----------         ----------
JT TEN  - as joint tenants with right of                         (Cust)              (Minor)
          survivorship and not as tenants                       under Uniform Gifts to Minors
          in common                                             Act
                                                                   --------------------------
                                                                           (State)

     Additional abbreviations may also be used though not in the above list.



          For value received,                                   , hereby sell,
assign, and transfer unto     ----------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
     -----------------                  ----------------------------------------

                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                         MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.